UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006 (March 12, 2006)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑWritten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑSoliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑPre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑPre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

A. March 12, 2006 Amended and Restated Bylaws of the Registrant

The Board of Directors of the Registrant deemed it advisable and in the best interests of the Registrant to amend and restate the December 5, 2002 Amended Bylaws of the Registrant. Hence, On March 12, 2006, the Board of Directors of the Registrant resolved, by a written consent to action without meeting, to authorize and empower the Secretary of the Registrant to adopt, on behalf of the Registrant, the Amended and Restated Bylaws of the Registrant, a copy of which is attached hereto as Exhibit 3.8.

The Amended and Restated Bylaws of the Registrant have been adopted by the Secretary of the Registrant on March 12, 2006.

B. March 13, 2006 Special Meeting of Shareholders

On March 13, 2006, a Special Meeting of shareholders was held at the Registrant's corporate headquarters in London. The following items were approved by the shareholders in the abovementioned Special Meeting:

•
The election of six members of the Board of the Directors. The Directors will serve until the next Meeting of Stockholders of the Company held specifically for elections of a new Board of Directors of the Company and until their successors are duly elected and qualified;

•	The Company's 2004 Stock Option Plan which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries;
•	The acquisition of I-55 Internet Services, Inc.*;
•	The acquisition of I-55 Telecommunications, LLC*; and
•	The financing transaction by and among the Company, Mercantile Discount-Provident Funds, Hadar Insurance Company Ltd., the Israeli Phoenix Assurance Company Ltd. and Gaon Gemel Ltd. *

* Closing of transaction is subject to AMEX approval.

The definitive Proxy Statement was filed on February 9, 2006 with the Securities and Exchange Commission (file number: 001-32521) and can be viewed at: www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

3.8	Amended and Restated Bylaws dated March 12, 2006
99.1	Press Release issued by the Registrant dated March 15, 2006, headed “Xfone, inc. Announces results of special meeting of shareholders”

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant ’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: March 15, 2006	By:	/s/ Guy Nissenson

President and Chief Executive Officer